BLACKROCK FUNDS II

BlackRock Global Dividend Portfolio

(the “Fund”)

Supplement dated May 28, 2025 to the Statement of Additional Information (“SAI”) of the Fund, dated September 27, 2024, as amended or supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Olivia Treharne, CFA, Stephen Andrews and Molly Greenen, CFA, are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Portfolio’s portfolio.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Portfolio for which the Portfolio’s portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2024.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Olivia Treharne, CFA	6 $2.67 Billion	16 $4.53 Billion	5 $2.00 Billion	0 $0	0 $0	1 $1.47 Billion
Stephen Andrews*	2 $80.19 Million	7 $1.79 Billion	3 $1.05 Billion	0 $0	0 $0	1 $604.4 Million
Molly Greenen, CFA	6 $2.67 Billion	15 $4.53 Billion	5 $2.00 Billion	0 $0	0 $0	1 $1.47 Billion

*	Information provided is as of March 31, 2025.

The first paragraph of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the compensation of Mses. Treharne and Greenen as of May 31, 2024 and the compensation of Mr. Andrews as of March 31, 2025.

The sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolio or other accounts managed by the portfolio managers are measured. BlackRock’s global compensation team determines the benchmarks or rankings against which the performance of the Portfolio and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Portfolio and other accounts are:

Portfolio Manager	Benchmarks
Olivia Treharne, CFA Molly Greenen, CFA	70% MS_ACWNXUS / 30% LIBOR_3MO; 70% MSACWLDNET / 30% LIBOR_3MO Index; MSCI ACWI HIGH DIVIDEND YIELD — NET USD; MSCI All Country World Index (Net Total Return); MSCI All Country World Net TR Index; MSCI All Country World Net TR Index — in GBP; MSCI World Ex Japan Gross TR Index — in JPY
Stephen Andrews	CSI 300 Net TR in USD; FTSE World Asia Pacific Ex Japan, in GBP; ICE BofA 3 Month Treasury Bill Index (G0O1); SOFR 3 Month Index; MSCI AC ASEAN (Net Total Return USD); MSCI AC Asia ex Japan (Net) in USD Performance Index; MSCI AC ASIA ex JAPAN ex TAIWAN — Gross USD; MSCI AC Asia Ex Japan IMI Index; MSCI AC Asia ex Japan Index NET (SPL MXN); MSCI AC Asia Pacific Index (Net Total Return); MSCI All Country Asia Ex Japan in AUD Net Return; MSCI All Country Asia ex Japan in GBP Net TR; MSCI All Country Asia ex Japan in SEK — NET; MSCI All Country Asia ex Japan in USD — NET; MSCI All Country Asia Pacific Ex Japan Index, Net Dividends; MSCI All Country Asia Pacific Ex Japan Index, Net Dividends in GBP; MSCI Asia Pacific ex Japan ex Taiwan Gross TR Index; MSCI China All Shares 10-40 NET Index; MSCI EM Asia Index Net; MSCI EM China 10/40 Net TR Index; MSCI India 10-40 Index in USD; MSCI India Gross Returns in JPY; MSCI CHINA A ONSHORE Index in CNY

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The following paragraph is added to the sub-section entitled “Other Compensation Benefits”:

Incentive Savings Plans — Hong Kong-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock Inc. has created a variety of incentive savings plans in which employees are eligible to participate, including the Hong Kong Employee Retirement Plan (ERP) that includes the Mandatory Provident Fund (MPF) plan and BlackRock ORSO Retirement Plan (ORSO), and the BlackRock Employee Stock Purchase Plan (ESPP). BlackRock contributes 5% to the ERP and will match 2~5% employee’s monthly voluntary contribution. The ORSO offers a range of investment options and the funds are managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Mr. Andrews is eligible to participate in these plans.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of May 31, 2024, the end of the Portfolio’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the Portfolio is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned[1]
Olivia Treharne, CFA	$10,001-$50,000
Stephen Andrews*	None
Molly Greenen, CFA	$10,001-$50,000

[1]	Includes securities attributable to the portfolio manager’s participation in certain deferred compensation and retirement programs.
*	Information provided is as of March 31, 2025.

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Mses. Treharne and Greenen and Mr. Andrews may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Mses. Treharne and Greenen and Mr. Andrews may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-GDP-0525SUP

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